UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2007
BackWeb Technologies Ltd.

(Exact name of registrant as specified in its charter)

Israel	000-26241	51-2198508

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Ha’amal Street, Park Afek, Rosh Ha’ayin, Israel 48092

(Address of principal executive offices, including zip code)
(972) 3-6118800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
(a) Former independent registered public accounting firm
     On September 6, 2007, the Audit Committee of the Board of Directors of BackWeb Technologies Ltd. (“BackWeb”) dismissed Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm.
     Grant Thornton’s reports on the financial statements of BackWeb for the years ended December 31, 2006 and 2005 did not include any adverse opinion or disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.
     During the years ended December 31, 2006 and 2005 and through September 6, 2007, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in its reports on BackWeb’s financial statements for such years.
     During the years ended December 31, 2006 and 2005 and through September 6, 2007, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except as follows:
•	Grant Thornton identified two material weaknesses in BackWeb’s internal control over financial reporting in connection with its audit of BackWeb’s consolidated financial statements for the year ended and as of December 31, 2006 and its review of BackWeb’s September 30, 2006 interim financial statements, related to failure to maintain effective controls over the completeness and accuracy of our accounting for nonstandard transactions. These material weaknesses in BackWeb’s internal control over financial reporting related to adjustments proposed by Grant Thornton related to (1) the accounting for deferred rent on a new facilities operating lease agreement entered into during 2006 and (2) recognition of revenue on two term license agreements entered into during the quarter ended September 30, 2006 for which BackWeb did not have vendor-specific objective evidence of fair value for the bundled post-contract support.
     BackWeb’s Audit Committee discussed the subject matter of these material weaknesses with Grant Thornton and authorized Grant Thornton to respond fully to the inquiries of BackWeb’s new independent registered public accounting firm regarding these material weaknesses.
     BackWeb has provided Grant Thornton with a copy of the above disclosures. Grant Thornton’s response letter stating whether or not it agrees with the statements made above is filed herewith as an exhibit to this Form 8-K.
(b) New independent registered public accounting firm
     On September 6, 2007, BackWeb’s Audit Committee approved the appointment of Brightman Almagor & Co. (“Brightman Almagor”) as its new independent registered public accounting firm.

     During the fiscal years ended March 31, 2006 and 2005 and through September 6, 2007, BackWeb did not consult with Brightman Almagor regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

	Exhibit 16.1	Letter to the Securities and Exchange Commission from Grant Thornton, dated September 12, 2007, regarding Item 4.01 to BackWeb’s Form 8-K

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BackWeb Technologies Ltd.
Date: September 12, 2007	By:	/s/ William Heye
William Heye
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 16.1	Letter to the Securities and Exchange Commission from Grant Thornton, dated September 12, 2007, regarding Item 4.01 to BackWeb’s Form 8-K